PORTIONS OF THIS EXHIBIT ("CONFIDENTIAL PORTIONS") HAVE BEEN DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION")UNDER RULE 406 OF THE SECURITIES ACT OF 1933 AND THE FREEDOM OF INFORMATION ACT. THE CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE COMMISSION AND ARE IDENTIFIED IN THIS EXHIBIT BY THE NOTATION "CT REQUESTED."

             STARTEC, Inc. CARRIER SERVICES AGREEMENT

     THIS AGREEMENT, (the "Agreement") is made this 3rd day of July, 1996, by and between STARTEC, Inc., a Maryland corporation, with its principal office at 10411 Motor City Drive, Suite 301, Bethesda, MD 20817 ("STARTEC") and MFS International, Inc., a Delaware corporation with its principal office at 8100 Boone Blvd., Ste. 400, Vienna, Virginia 22182 ("Customer"). STARTEC and Customer are "Parties" hereto.

     STARTEC agrees to provide switched international telecommunications services and other associated services (collectively "Service"), as described herewith, to Customer on the following terms and conditions, and Customer agrees to accept Service subject to the specific terms and charges set forth in the Annexure(s) attached hereto and pursuant to the terms of this Agreement.

1. CONFIDENTIALITY: During the Term and for three (3) years thereafter, neither Party shall disclose any terms of this Agreement, including pricing, or "Confidential Information" of the other Party. For purposes of this Agreement, "Confidential Information" shall mean information in written or other tangible form specifically labeled as such when disclosed by a Party. Confidential Information orally shall be identified as such at the time of tis disclosure. Confidential Information shall remain the property of the disclosing Party. A Party receiving Confidential Information shall: (i) use or reproduce such information only when necessary to perform this Agreement; (ii) provide at least the same care to avoid disclosure or unauthorized use of such information as it provides to protect its own Confidential Information; (iii) limit access to such information to its employees or agents who need such information to perform this Agreement; and (iv) return or destroy all such information, including copies, after the need for it has expired, upon request of the disclosing Party, or upon termination of this Agreement. Notwithstanding anything to the contrary contained herein, a Party shall be allowed to disclose Confidential Information pursuant to judicial or governmental order or if otherwise required to do so by law.

2.  TERM: The term of this Agreement shall be a minimum of one
(1) year from the last date of signature. The Agreement shall continue thereafter, in full force and effect, until canceled by either party giving 60 days written notice to the other Party. Service will be discontinued the first business day of the third month after such notice of termination.

3. RELATIONSHIP TO PARTIES: Neither this agreement nor the provision of Service creates a joint venture, partnership or agency between STARTEC and Customer.

4. USE OF NAME AND MARKS: This Agreement confers no right to use the name, service marks, trademarks, copyrights, patents of either Party except as expressly provided herein. Neither Party shall take any action which would compromise the registered copyrights or service marks of the other.

5. LEGAL COMPLIANCE: REMEDIES FOR NON-COMPLIANCE: Customer represents and warrants that it has obtained all licenses, approvals and/or regulatory authority necessary to operate as contemplated herein.

6.  CUSTOMER RESPONSIBILITIES: Customer shall comply with
STARTEC's network interface procedures when it orders its own access facilities. STARTEC agrees to promptly provide Customer with such network interface procedures.

7. SERVICE ACTIVATION: STARTEC will use reasonable efforts to provide Service within 30 days, following execution of the applicable Annexure(s), or the requested delivery date, whichever is later.

8. PRICING: Pricing is pursuant to the applicable Annexures(s). STARTEC reserves the right to change the pricing, upon ten (10) days prior written notice. Should any unit price increase more than [CT REQUESTED] during a calendar year, Customer may terminate this Agreement with 30 days written notice providing that all relevant requirements have been met (i.e. paragraph 14.3).

9.  PAYMENTS FOR SERVICE:

9.1 Customer shall pay STARTEC for Service pursuant to the terms of this Agreement.

9.2 STARTEC will invoice Customer monthly for Service provided hereunder. Invoices shall be due and payable upon receipt. Undisputed charges for Service that are not paid within 30 days after Customer's receipt of the invoice shall be past due. Interest will be charged on past due amounts beginning the 31st day following Customer's receipt of the invoice at a rate equal to the lesser of 18% per annum or the maximum rate allowed by law.

9.3 Customer will provide STARTEC with a valid tax exemption form to exempt Customer, under applicable law, from taxes that would otherwise be paid by Customer. STARTEC will invoice Customer for taxes (other than income taxes payable by STARTEC) that are not covered by tax exemption certificate properly filed with STARTEC.

9.4 If Customer, in good faith, disputes any invoiced amount, it shall submit to STARTEC within 30 days following receipt of the invoice, full payment of the undisputed portion of the invoice and written documentation identifying and substantiating the disputed amount. If the Parties, in good faith, cannot resolve the dispute within a reasonable period of time, then the dispute shall be settled by arbitration pursuant to Paragraph 16.

9.5 The customer shall be solely responsible for billing and collecting from its customers. Under no circumstances shall STARTEC be responsible for fraudulent, unbillable calls, credits given by the Customer and bad debts incurred by the Customer.

10. PAYMENT SECURITY: Provision of Service is contingent on credit approval by STARTEC. Upon request by STARTEC, Customer shall provide STARTEC with financial circumstances. If Customer's financial circumstance or payment history is or becomes unacceptable to STARTEC, then STARTEC may require a deposit, irrevocable letter of credit or other form of security acceptable to STARTEC within 20 days following STARTEC's request.

11. INDEMNIFICATION: Each Party (as "Indemnitor") shall indemnify, defend and hold harmless the other Party (as "Indemnitee") from and against any and all liabilities, costs, damages, fines, assessments, penalties and expenses (including reasonable attorney's fees) resulting from (a) breach of any provision in this Agreement by Indemnitor, it employees or agents, arising out of the Indemnitor's performance hereunder.

Customer shall indemnify, defend and hold STARTEC harmless from and against any and all liabilities, costs, and damages (including reasonable attorney's fees) resulting from any claim arising out of libel, slander, or patent or trademark infringement arising from the combination or use of Service with Customer provided service or facilities; or Customer's marketing, advertising, sales or promotional activities.

12. LIMITATION OF LIABILITY: IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR EXEMPLARY DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF REVENUE, LOSS OF PROFITS, LOSS OF CUSTOMERS, CLIENTS OR GOODWILL ARISING IN ANY MANNER FROM THIS AGREEMENT AND THE PERFORMANCE OR NON-PERFORMANCE OF BUSINESS HEREUNDER.
THE LIABILITY OF STARTEC WITH RESPECT TO THE INSTALLATION (INCLUDING DELAYS THEREOF), PROVISION, TERMINATION, MAINTENANCE, REPAIR, INTERRUPTION, OR RESTORATION, OF ANY SERVICE OR FACILITIES OFFERED UNDER THIS AGREEMENT SHALL NOT EXCEED AN AMOUNT EQUAL TO THE CHARGE APPLICABLE UNDER THIS AGREEMENT TO THE PERIOD DURING WHICH SERVICES WERE AFFECTED. FOR THOSE SERVICES WITH MONTHLY RECURRING CHARGES, THE LIABILITY OF STARTEC IS LIMITED TO AN AMOUNT EQUAL TO THE PROPORTIONATE MONTHLY RECURRING CHARGES FOR THE PERIOD DURING WHICH SERVICE WAS AFFECTED.

13. WARRANTIES: STARTEC WILL USE REASONABLE EFFORTS UNDER THE CIRCUMSTANCES TO MAINTAIN ITS OVERALL NETWORK QUALITY. THE QUALITY OF SERVICE PROVIDED HEREUNDER SHALL BE CONSISTENT WITH OTHER COMMON CARRIER INDUSTRY STANDARDS, GOVERNMENT REGULATIONS AND SOUND BUSINESS PRACTICES. STARTEC MAKES NO OTHER WARRANTIES ABOUT THE SERVICE PROVIDED HEREUNDER, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

14.   TERMINATION FOR CAUSE

14.1 A Party may terminate this Agreement upon the other Party's failure to cure any of the following within 30 days following written notice thereof: (a) the (i) insolvency, corporate reorganization, arrangement with creditors, receivership or dissolution of the other Party; or (ii) institution of bankruptcy proceedings by or against the other Party; (b) assignment or attempted assignment of the Agreement or any interest therein, except as permitted by Paragraph 19 hereof; (c) change in control of the defaulting Party without the other Party's prior written consent, which consent shall not be unreasonably withheld; (d) a final order by a government entity with appropriate jurisdiction that a Service or the relationship hereunder is contrary to law or regulation; or (e) breach of any provision herein not otherwise referred to in this Paragraph 14.

14.2 STARTEC may terminate this Agreement immediately and without notice if Customer breaches a provision of Paragraph 10 or 11.

14.3 Upon termination of this Agreement immediately and without notice if Customer breaches a provision of Paragraph 10 or 11.

15.   TERMINATION FOR CONVENIENCE: Customer may terminate this
Agreement for convenience with 60 days advance written notice, provided that all early termination requirements stipulated in the Annexure(s) are met.

16. ARBITRATION: Any dispute arising out of or relating to the Agreement will be finally settled by arbitration in accordance with the rules of the American Arbitration Association. The arbitration will be governed by the United States Arbitration Act, 9 U.S.C. Sec. I, et. seq., and judgment upon the award rendered by the arbitrator(s) may be entered by any court with jurisdiction. The arbitration will be held in the Washington, DC metropolitan area.

17. FORCE MAJEURE: Neither Party shall be liable for any delay or failure in performance of any part of this Agreement, other than for any delay or failure in an obligation to pay money, to the extent such delay or failure is caused by fire, flood, explosion, accident, war, strike, embargo, governmental requirement, civil or military authority, Act of God, inability to secure materials or labor or any other causes beyond their reasonable control. Any such delay or failure shall suspend this Agreement until the Force Majeure ceases and the term shall be extended by the length of the suspension.

18.   NOTICES: Notices, requests or other communications
(excluding invoices) hereunder shall be in writing. If mailed then shall be sent certified, if by fax then, with acknowledgement from receiving Party. Fax and Address:


If to STARTEC:                       If to Customer:
STARTEC, Inc.                        MFS International, Inc.
10411 Motor City Drive, Suite 301    8100 Boone Blvd., Suite 400
Bethesda, MD 20817 USA               Vienna, Virginia 22182 USA
Attention: Manager-Carrier           Attention: John Hendler
Services
Tel.: (703) 287-2400                 Tel.: (301) 365-8959
Fax: (703)287-2499                   Fax: (301) 365-8969

19. ASSIGNMENT: Neither this Agreement nor any right or obligation hereunder may be assigned or delegated to any other entity without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

20. RULES OF CONSTRUCTION: No rule of construction requiring interpretation against the draftsman shall apply in the interpretation of this Agreement.

21. ENTIRE AGREEMENT: This Agreement, together with the attached Annexure(s), represents the entire agreement of the Parties with respect to the subject matter hereof and supersedes all other agreements (written or oral) between the Parties relating to the Service.

22.   MODIFICATION OF AGREEMENT: This Agreement, including its
Annexure(s), may be amended, modified, or supplemented only by a separate written document executed by authorized representatives of both Parties.

23. WAIVER OF TERMS: No term or provision herein shall be waived, and no breach or default excused, unless such waiver or consent is in writing and signed by the Party to which it is attributed. No consent by a Party to, or waiver of, a breach or default by the other, whether express or implied shall constitute a consent to, or waiver of, any subsequent breach or default.

24. PARTIAL INVALIDITY: If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render the Agreement unenforceable, but rather the Agreement shall be construed as if not containing the invalid or unenforceable provision. However, if such provision is an essential element of this Agreement, the Parties shall promptly attempt to negotiate a substitute therefor.

25. CUMULATIVE REMEDIES: Except as otherwise provide herein, the remedies provided for in this Agreement are in addition to any other remedies available at law or in equity.

26. GOVERNING LAW: This Agreement shall be governed and construed in accordance with the laws of the State of Maryland, and the Parties irrevocably agree to the exclusive jurisdiction of the courts of the State of Maryland.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year last written below.

Customer MFS International, Inc.     STARTEC, Inc.

/s/ Mary Lee Allen                   /s/ Dhruva Kumar
Name: Mary Lee Allen                 Name: Dhruva Kumar
Title: Vice-President, International Title: Manager, Carrier
       Carrier Relations                    Services
Date: July 3, 1996                    Date: 19 July 1996

                            AMENDMENT
              to STARTEC Carrier Services Agreement

This Amendment to STARTEC Carrier Services Agreement is made and entered into this 7th day of April, 1997, by and between STARTEC, Inc., ("STARTEC") a corporation duly incorporated in the state of Maryland and having its principal office at 10411 Motor City Drive, Suite 301, Bethesda, MD 20817 and Worldcom, Inc. successor in interest to MFS International, Inc. ("Customer") a corporation duly incorporated in the state of Georgia and having its principal office at 515 East Amite St., Jackson, MS 39201-2702. STARTEC and Customer are "Parties" hereto.

Whereas, STARTEC and Customer have signed a STARTEC Carrier
Services Agreement ("Agreement") dated 3rd July, 1996 and,

Whereas, STARTEC and Customer desire to amend the Agreement in accordance with Section 22 (Modification of Agreement) thereof,

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, STARTEC and Customer hereby agree as follows:

I. Pursuant to Section 19-ASSIGNMENT, STARTEC agrees to assign the STARTEC Carrier Services Agreement to Worldcom, Inc.

II. Section 14.3 is amended to read as follows: Upon Termination of this Agreement a Party may recover from the other all sums it is owed at the time of termination.

III. Section 8-PRICING is amended to read as follows: Pricing is pursuant to the applicable Annexure(s). STARTEC reserves the right to change the pricing, upon fifteen (15) days prior written notice. Should any unit price increase more than [CT REQUESTED] during a calendar year, Customer may terminate the Agreement relevant to the unit price increase with [CT REQUESTED] written notice providing that all relevant requirements have been met (i.e. paragraph 14.3). It is agreed, however, that Customer may terminate the Agreement according to the terms of this section even if sums are owed, if said sums are validly in dispute.

IV. Section 22-MODIFICATION OF AGREEMENT is amended to read as follows: This Agreement, including its Annexure(s) may be amended, modified, or supplemented only by a separate written document executed by authorized representatives of both Parties. Rates (prices) issued within the parameters of section eight (8)-Pricing and section eighteen
     (18)-Notices require only the signature of an authorized representative of STARTEC and do not require counter-signature from customer.

Except as expressly amended herein, the terms and conditions of the Service Agreement shall remain in full force and effect without waiver or modification of the rights of any party hereto.

IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be executed on its behalf by an officer thereunto duly authorized as of the date first above written.

ACCEPTED BY:

STARTEC, Inc.                           Customer:
                                        Worldcom, Inc.

/s/: ________________(signature)        /s/:____________________
Dhruva D. Kumar (print name)           __________________________
Director-Carrier Services (title)      __________________________
_____________________ (date)
__________________________

                   Price Schedule

Effective Date: June 6, 1996

Minimum Term: [CT REQUESTED]

Termination Liability: [CT REQUESTED]

Minimum Usage Commitment (Per Month): N/A
[CT REQUESTED]

Per Call Billing Increments: [CT REQUESTED]

MFSI Is My International Carrier of Choice To: [CT REQUESTED]

All Amounts Due are in U.S. Dollars.

Unit Prices: See Attachment A. All prices are exclusive of any taxes or surcharges that may be applicable.

Port Charge: [CT REQUESTED]

Volume Discounts To Be Applied on Top of the Unit Prices
Contained in Attachment A: [CT REQUESTED]

Range               Discount             Range         Discount
_______             ________             ________      __________
_______             ________             ________      __________
_______             ________             ________      __________
_______             ________             ________      __________


Acknowledged and Agreed.

Customer: STARTEC, Inc.             MSF International, Inc.
/s/ Dhruva Diego Kumar              /s/ Mary Lee Allen
Name: Dhruva Diego Kumar            Name: Mary Lee Allen
Title: Manager-Carrier Svcs.        Title: VP, International
                                           Carrier Relations
Date: 6 June, 1996                  Date: 6/26/96

          ANNEXURE to STARTEC Carrier Services Agreement


     This Annexure is made and entered into this 2nd day of May, 1997, by and between STARTEC, Inc., ("STARTEC") a corporation duly incorporated in the state of Maryland and having its principal office at 10411 Motor City Drive, Suite 301, Bethesda, MD 20817 and WORLDCOM, Inc. successor in interest to MFS International, Inc. "Customer") a corporation duly incorporated in the state of Georgia and having its principal office at 515 East Amite Street, Jackson, 39201-2702.

     Whereas, the Parties have signed a master Agreement dated
     3rd July,1996.

Now this Annexure witnesseth as follows:

1a.  Service: Dedicated Access-Switched Services.

1b.  Special Rates:
Effective:               March 1, 1997
     Special rate supersede base rates.

     Code                     Country                  Rate/min.

     [CT REQUESTED]

2. Billing Method: unless otherwise agreed to in any annexure(s) attached hereto, Billing will be in the following format: 1. International Termination: Billing will be in [CT REQUESTED] increments with a minimum of [CT REQUESTED] 2. Mexico Termination will be billed in increments of [CT REQUESTED] with a [CT REQUESTED] minimum.
     3. Domestic U.S. Termination will be billed in increments of [CT REQUESTED] with a minimum of [CT REQUESTED] 4. 800 U.S. Origination traffic will be billed in increments of [CT REQUESTED] with a minimum of [CT REQUESTED]

3.   Rate Modification:       [CT REQUESTED]

4.   Cust. Account [CT REQUESTED] (STARTEC Use only)

5. Please note customer signature not required, rates will become effective on the stated effective date.

AUTHORIZED BY: STARTEC, Inc.   /s/ Dhruva D. Kumar

Date: 2 May, 1997             Dhruva D. Kumar, Director, Carrier
                                                     Services

                          ANNEXURE A-1.0

     This Annexure A-1.0 is made and entered into this 19th day of July, 1996, by and between STARTEC, Inc., ("STARTEC") a corporation duly incorporated in the state of Maryland and having its principal office at 10411 Motor City Drive, Suite 301, Bethesda, MD 20817 and MFS International, Inc. ("Customer") a corporation duly incorporated in the state of Delaware and having its principal office at 8100 Boone Blvd., Ste. 400 Vienna, Virginia 22182.

     WHEREAS, the Parties have signed a Carrier Services
Agreement dated 3rd July, 1996.

Now this Annexure witnesseth as follows:

1a.  Service: Dedicated Access-Switched Services.
1b.  Rates: [CT REQUESTED]
     Effective:  August 1, 1996.
1c.  Special Rates: Special Rates for Customer per ANNEXURE A-2.
2.   Interconnection-STARTEC POP:
     The nearest STARTEC POP to Customer is located at: [CT
     REQUESTED]
3a.  Port Charge: [CT REQUESTED]
3b.  Minimum Term: [CT REQUESTED]
3c.  Termination Liability: [CT REQUESTED]
3d.  Ramp-up Period: [CT REQUESTED]
3e.  Minimum Usage Commitment (Per Month):
     [CT REQUESTED]

4a. Billing Method: unless otherwise agreed to in any annexure(s) attached hereto, Billing will be in the following format: 1. International Termination: Billing will be in [CT REQUESTED] increments with a minimum of [CT REQUESTED]. 2. Mexico Termination will be billed in increments of [CT REQUESTED] with a [CT REQUESTED] minimum. 3. Domestic U.S. Termination will be billed in increments of [CT REQUESTED] with a minimum of [CT REQUESTED] 4. 800 U.S. Origination traffic will be billed in increments of [CT REQUESTED] with a minimum of [CT REQUESTED]

4b. Bill Rendering: Call Data Records (CDR's) provided on floppy diskette and summary invoice in paper form.

5.  Special or Ancillary Information:

6.  Cust. Account. [CT REQUESTED] (STARTEC Use only)


ACCEPTED BY:

STARTEC, Inc.                 Customer: MFS International, Inc.

/s/: Dhruva Kumar (signature) /s/: Mary Lee Allen
Dhruva Kumar (print name)     Mary Lee Allen
Manager, Carrier Services     Vice-President, International
(title)                       Carrier Relations
19 July 1996 (date)           July 3, 1996